UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 755 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On July 30, 2010, Winner Medical Group Inc. (the “Company”), issued a press release announcing that it will release its results for the third quarter 2010 on Wednesday, August 11, 2010.  The Company will host a management conference call to discuss the results at 7 a.m. (Pacific)/10 a.m. (Eastern)/10 p.m. (Shenzhen/Hong Kong) on Wednesday, August 11, 2010. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Winner Medical Group Inc. dated July 30, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: July 30, 2010	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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